UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GTY TECHNOLOGY HOLDINGS INC.

(Name of Registrant as Specified in its Charter)
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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
To the Shareholders of GTY Technology Holdings Inc.:
You are cordially invited to attend the 2020 annual meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “GTY,” “we,” “us” or “our”), to be held virtually at 10:00 a.m., Eastern time, on Tuesday, June 23, 2020 at www.virtualshareholdermeeting.com/GTYH2020 to consider and vote upon the following proposals:
1.
to elect Harry L. You, William D. Green and Joseph Tucci as Class II directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
to approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; and

3.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, AND “FOR” THE APPROVAL OF THE GTY TECHNOLOGY HOLDINGS INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN.
Our Board has fixed the close of business on April 27, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Whether or not you plan to attend the virtual Annual Meeting, your vote is important, and we encourage you to vote your shares promptly via the Internet or by telephone or mail. Instructions regarding these methods of voting are contained on the notice regarding the availability of proxy materials for the Annual Meeting.
By Order of the Board,

TJ Parass
Chief Executive Officer
This proxy statement is dated April 29, 2020
and is being mailed with the form of proxy on or shortly after April 29, 2020.

IMPORTANT
Whether or not you expect to attend the virtual Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote electronically at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting to be held on June 23, 2020: This notice of meeting, the accompanying proxy statement and the Company’s 2019 Annual Report are available at: www.proxyvote.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.

GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
NOTICE OF 2020 ANNUAL MEETING
TO BE HELD ON JUNE 23, 2020
To the Shareholders of GTY Technology Holdings Inc.:
NOTICE IS HEREBY GIVEN that the 2020 annual meeting (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company” or “GTY”), will be held virtually at 10:00 a.m., Eastern time, on Tuesday, June 23, 2020 at www.virtualshareholdermeeting.com/GTYH2020 to consider and vote upon the following proposals:
1.
to elect Harry L. You, William D. Green and Joseph Tucci as Class II directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
to approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; and

4.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record of the Company as of the close of business on April 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Each share of common stock of the Company entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits shareholders unable to attend the virtual Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the virtual Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials and our 2019 Annual Report at the following website: www.proxyaccess.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.
By Order of the Board,

TJ Parass
Chief Executive Officer

i

GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
PROXY STATEMENT
2020 ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “we,” “us,” and “our”), for use at the 2020 annual meeting (the “Annual Meeting”) to be held virtually at 10:00 a.m., Eastern time, on Tuesday, June 23, 2020 at www.virtualshareholdermeeting.com/GTYH2020, or at any postponement or adjournment thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about April 29, 2020.
What is included in these materials?
These materials include:
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this proxy statement for the Annual Meeting; and

•
the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2020, which includes the Company’s consolidated financial results for the years ended December 31, 2019 and 2018.

What proposals will be addressed at the Annual Meeting?
Shareholders will be asked to consider the following proposals at the Annual Meeting:
1.
to elect Harry L. You, William D. Green and Joseph Tucci as Class II directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
to approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; and

4.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?
Our Board unanimously recommends that shareholders vote “FOR” each director nominee, “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020, AND “FOR” the approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.
Who may vote at the Annual Meeting?
Shareholders who owned shares of common stock of the Company (“common stock”), par value $0.0001 per share, as of the close of business on April 27, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 53,592,831 shares of common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the virtual Annual Meeting and vote electronically, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On the Record Date, there were 53,592,831 issued and outstanding shares of common stock entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date must be present virtually or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 26,796,416 shares of common stock must be present virtually or by proxy at the Annual Meeting to constitute a quorum.
How many votes do I have?
Each share of common stock of the Company is entitled to one vote on each matter that comes before the Annual Meeting. Information about the share holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
What is the proxy card?
The proxy card enables you to appoint each of William D. Green and Harry L. You, one or both of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing William D. Green or Harry L. You to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are four ways to vote:
•
Electronically at the time of the Meeting.   If you are a shareholder of record, you may vote electronically at the virtual Annual Meeting. The Company will provide an electronic ballot when you check in to the meeting at www.virtualshareholdermeeting.com/GTYH2020.

•
By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•
By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

•
By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:
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Electronically at the time of the Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote electronically at the virtual Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy. You will be required to submit the legal proxy electronically with your vote at www.virtualshareholdermeeting.com/GTYH2020.

•
By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

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By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two (ratification of our independent registered public accounting firm).
Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals One and Three (election of directors and approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan) are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the virtual Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the meeting, is present at the meeting (virtually or by proxy), the nomination of each director will be approved if the votes properly cast “for” such nominee’s election exceed the votes properly cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election).
What vote is required to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm?
Approval of the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (virtually or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
What vote is required to approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan?
Approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting

(virtually or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by voting electronically at the virtual Annual Meeting if you are a shareholder of record. However, your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you vote electronically at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Harry L. You, the Company’s Vice Chairman, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the virtual Annual Meeting and vote electronically at the Annual Meeting, you must provide electronically at the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each director nominee, “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020, AND “FOR” the approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan. In addition, if any other matter is properly presented at the Annual Meeting, then your proxyholders will vote your shares in their discretion.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.
Who can help answer my questions?
You can contact the Company with any questions about the proposals described in this proxy statement or how to execute your vote at:
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(702) 945-2898
Attn: Harry L. You
Vice Chairman

THE 2020 ANNUAL MEETING
We are furnishing this proxy statement to you as a shareholder of GTY Technology Holdings Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, June 23, 2020, or any postponement or adjournment thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held virtually at 10:00 a.m., Eastern time, on Tuesday, June 23, 2020 at www.virtualshareholdermeeting.com/GTYH2020. You are cordially invited to attend the virtual Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
1.
to elect Harry L. You, William D. Green and Joseph Tucci as Class II directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
to approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; and

4.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date, Voting and Quorum
Our Board fixed the close of business on April 27, 2020, as the Record Date for the determination of holders of issued and outstanding shares of common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 53,592,831 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.
The holders of 26,796,416 shares of common stock entitled to vote, present virtually or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the meeting, is present at the meeting (virtually or by proxy), the nomination of each director will be approved if the votes properly cast “for” such nominee’s election exceed the votes properly cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election).
The approval of the proposal to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (virtually or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
The approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (virtually or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Voting
You can vote your shares at the virtual Annual Meeting by proxy or electronically.
You can vote by proxy by having one or more individuals who will be at the virtual Annual Meeting electronically vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above and elsewhere in this proxy statement, you will designate William D. Green and Harry L. You to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any postponement or adjournment of the Annual Meeting.
Alternatively, you can vote your shares electronically by attending the virtual Annual Meeting. You will be provided with a ballot during the virtual Annual Meeting at www.virtualshareholdermeeting.com/GTYH2020.
A special note for those who plan to attend the virtual Annual Meeting and vote electronically: if your shares are held in the name of a broker, bank or other nominee, you must electronically submit a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote electronically at the virtual Annual Meeting unless you obtain and submit a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each director nominee, “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020, “FOR” the approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Vice Chairman, Harry L. You, at (702) 945-2898 or by sending a letter to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the virtual Annual Meeting. A proxy may be revoked by timely filing before the annual meeting with Harry L. You, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the virtual Annual Meeting and voting electronically.
Simply attending the virtual Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Virtual Annual Meeting
Only holders of shares of common stock, their proxy holders and guests we may invite may attend the virtual Annual Meeting. If you wish to attend the virtual Annual Meeting but you hold your shares through someone else, such as a broker, you must provide electronic proof of your ownership and identification with a photo for admission to the virtual Annual Meeting. For example, you may provide an account statement showing that you beneficially owned shares of GTY Technology Holdings Inc. as of the record date as acceptable proof of ownership. In addition, you must electronically submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Annual Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own shares of common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any postponement or adjournment of the Annual Meeting, we expect that shares of common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is (702) 945-2898.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our current directors and executive officers are as follows:
Name	Age	Title	Director Since	Class	Board Committees*
TJ Parass	48	Chief Executive Officer and President	2020	I	None
John Curran	53	Chief Financial Officer			N/A
David Farrell	47	Chief Operating Officer			N/A
William D. Green	66	Chairman	2016	II	AC
Harry L. You	61	Vice Chairman	2016	II	None
Justin Kerr	35	Controller and Chief Accounting Officer			N/A
Randolph Cowen	69	Director	2016	I	AC, CC
Joseph M. Tucci	72	Director	2016	II	NC
Charles Wert	75	Director	2016	III	AC, CC, NC

*
AC=Audit Committee, CC=Compensation Committee, NC=Nominating and Corporate Governance Committee

TJ Parass, 48, has served as our Chief Executive Officer and President since March 2020. Mr. Parass has served as the Chief Executive Officer of Questica since he founded Questica in 1998. Prior to founding Questica, Mr. Parass was a software developer at Handling Specialty Manufacturing Ltd. and designed made-to-order software. Mr. Parass has a BS in Mechanical Engineering from Queen’s University.
Mr. Parass’s qualifications to serve on our board of directors include his track record as chief executive officer of Questica, his extensive experience in the software space and his network of contacts in the technology sector.
John J. Curran, 53, has served as our Chief Financial Officer since August 31, 2019, and previously served as our Executive Vice President of Finance from July 29, 2019 to August 31, 2019. Mr. Curran joined the Company from Cognex Corporation where he was most recently the Chief Financial Officer and was responsible for the Finance, Treasury, Tax, Investor Relations, Legal, and Information Technology departments from September 2016 through May 2019. Prior to Cognex, Mr. Curran spent 21 years at EMC Corporation, most recently serving as Senior Vice President and Corporate Controller. Mr. Curran held leadership positions in corporate and international finance, and served as Interim Chief Financial Officer of Pivotal, Inc., a $200 million subsidiary of EMC focusing on cutting-edge software development methodologies, a modern cloud platform and analytics tools. Prior to joining EMC, Mr. Curran spent four years in the audit practice of Coopers & Lybrand, focusing on technology companies. Mr. Curran holds a Bachelor of Science degree in Accounting and an MBA from Babson College.
David Farrell, 47, has served as our Chief Operating Officer since March 2020. Mr. Farrell has served as the Chief Executive Officer of Sherpa Government Solutions LLC, one of the Company’s business units, since he founded it in in 2004. Previously, Mr. Farrell was a principal at American Management Systems Inc., a Virginia-based technology and management consulting firm. In 2010, Mr. Farrell co- founded Budgetec, a software implementation company focusing on SAP software implementations. Budgetec was acquired by Optimal Solutions in 2012. Mr. Farrell has a BA in Economics from Northwestern University and a Master’s Degree in Public Policy from the University of Chicago.
William D. Green, 65, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination and has served as a director since our inception. Mr. Green was previously chief executive officer and chairman of the board of Accenture. Mr. Green was a director of Accenture from 2001 until 2013, and assumed the role of chairman in 2006. From 2004 through 2010, Mr. Green served as Accenture’s chief executive officer. Prior to serving as chief executive officer, Mr. Green was Accenture’s chief operating officer-client services with overall management responsibility for the company’s operating groups. In addition, he served as group chief executive of the Communications & High Tech operating group from 1999 to 2003. He was also group chief executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was managing director for Accenture’s business in the United States. Mr. Green has served as a director of S&P Global Inc. since 2011, a director of EMC since 2013, EMC’s independent lead director since February 2015 and a director of Inovalon Holdings, Inc. since August 2016. In addition, Mr. Green has served on the board of directors of Dell since September 2016. In addition, Mr. Green has served as chairman of the board of Accumen Inc., a healthcare testing services company, since May 2013, a director of Virtustream, Inc., a cloud computing company and subsidiary of EMC, since June 2016, a member of the advisory board of Pactera Technology International Ltd., an IT consulting and outsourcing company, since September 2014, a member of the national board of Year Up, Inc., a non-profit offering a workforce development program for low income youth, since October 2013, and a trustee of Dean College, a private college located in Franklin, Massachusetts, since October 2004. Mr. Green was a director of Pivotal Software, Inc., a software and services company and subsidiary of EMC, from 2015 through Pivotal’s acquisition by VMWare in 2019.
Mr. Green’s qualifications to serve on our board of directors include his extensive experience operating a publicly-listed technology company his track record as chief executive officer of Accenture and his network of contacts in the technology sector.
Harry L. You, 60, has served as our Vice Chairman since the consummation of the business combination in February 2019, previously served as our Chief Financial Officer from the consummation of the business combination to August 31, 2019 and was our President from May 7, 2019 to May 20, 2019. Mr. You is one of our founders and prior to the business combination served as our President, Chief Financial Officer and Director since September 2016. From 2008 to 2016, Mr. You served as the executive vice president of EMC in the office of the chairman. Mr. You joined EMC in 2008 to oversee corporate strategy and new business development, which included mergers and acquisitions, joint ventures and venture capital activity. Mr. You served as a director of Korn/Ferry International, a global executive recruiting company, from 2004 to October 2016 and has been a trustee of the U.S. Olympic Committee Foundation since August 2016.
Mr. You was chief executive officer of BearingPoint, a leading IT and management consultancy from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle Corporation (NYSE: ORCL), or Oracle, helping begin Oracle’s acquisition run with the takeovers of Peoplesoft, Inc. and Retek in 2005, and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College.
Mr. You’s qualifications to serve on our board of directors include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, and his network of contacts in the technology sector.
Justin Kerr, 35, was appointed as our Controller and Chief Accounting Officer on May 7, 2019. Mr. Kerr most recently served as Controller and Director of Finance of eCivis Inc., our wholly-owned subsidiary, beginning in April 2018. From 2012 to 2018, Mr. Kerr served in various roles at Blackline, a provider of cloud software based in Woodland Hills, California, including as an Implementation Consultant, Senior Manager of SEC Reporting and Senior Manager of Financial Planning & Analysis. Mr. Kerr served as an Assurance Manager at Moss Adams LLP from 2006 to 2012. Mr. Kerr holds a B.A. in Accounting from Pepperdine University.

Randolph Cowen, 68, has served as a director since the completion of our initial public offering in 2016. Mr. Cowen has served as a director of Solace Corporation since November 2017. Mr. Cowen served as a director of EMC from January 2009 to September 2016, and as a director of Pivotal Software, Inc. from April 2013 to September 2016. From 2004 to 2008, Mr. Cowen served as the global head of technology and operations, and as the co-chief administrative officer from 2007 to 2008, at Goldman Sachs Group, Inc., where he had worked since 1982. From 2001 to 2007, Mr. Cowen served as the chief information officer of Goldman Sachs Group, Inc. Mr. Cowen holds a bachelor’s degree in history with a minor in mathematics from Michigan State University.
Mr. Cowen’s qualifications to serve on our board of directors include his experience managing information technology at Goldman Sachs.
Joseph M. Tucci, 71, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination in February 2019 and has served as a director since our inception. Mr. Tucci was chief executive officer, chairman of the board of directors and president of EMC from 2001, 2006 and 2014, respectively, until September 2016 when Dell acquired EMC. At that time, Mr. Tucci became an advisor to Dell’s founder, Michael Dell, and its board of directors.
Before joining EMC, Mr. Tucci served as chairman and chief executive officer from 1993 to 1999 of Wang Global. Mr. Tucci served as chairman of the board of directors of VMware from 2007 to 2016 and as a member of the board of directors of Paychex, Inc. (Nasdaq: PAYX) since 2000. From 2001 to 2016, Mr. Tucci served as one of 150 chief executive officer members of The Business Roundtable and chaired its Task Force on Education and the Workforce from 2002 to 2006. From 2001 to 2016, he was one of eight chief executive officers who steered The Technology CEO Council, the IT industry’s leading public policy advocacy organization. He is also a founding member of the strategic advisory board of Bridge Growth Partners, LLC, a private equity firm based in New York, and has been its chairman since October 2016. Mr. Tucci is a member of the Board of Overseers of Columbia Business School, a member of the Board of Trustees of Northeastern University, an overseer of the Boston Symphony Orchestra and a member of the board of directors of the National Academy Foundation. Mr. Tucci holds a B.B.A. from Manhattan College and an M.S. in Business Policy from Columbia University.
Mr. Tucci’s qualifications to serve on our Board include his extensive executive leadership experience at EMC, his track record with complex mergers and acquisitions, his over 40 years in the technology industry and his network of contacts in the technology sector.
Charles Wert, 74, has served as a director since the completion of our initial public offering in 2016. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as corporate governance advisory services for fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.
Mr. Wert’s qualifications to serve on our Board include his track record and leadership experience at Evercore, U.S. Trust Company N.A. and United Mercantile Bank and Trust.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our board of directors consists of six members, four of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq. Messrs. Parass and You are not considered independent because of their service as executive officers of the Company. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows: the Class I directors are Randolph Cowen and TJ Parass, and their terms will expire at the annual meeting of stockholders to be held in 2022; the Class II directors are William D. Green, Joseph M. Tucci and Harry L. You, and their terms will expire at the Annual Meeting; and the Class III director is Charles Wert, and his term will expire at the annual meeting of stockholders to be held in 2021.
Our bylaws provide that the number of directors shall be fixed by the board, but in any event shall be no less than three. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Cowen, Green, Tucci and Wert are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’) and the rules of the Nasdaq. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Leadership Structure and Risk Oversight
The leadership of the Board is structured so that it is led by William Green, the Chairman, and Harry L. You, the Vice Chairman. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.
Committees of our Board
Our board of directors has established the following standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the committees reports to the board of directors. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:
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appoints our independent registered public accounting firm;

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evaluates the independent registered public accounting firm’s qualifications, independence and performance;

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determines the engagement of the independent registered public accounting firm;

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reviews and approves the scope of the annual audit and the audit fee;

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discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

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approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

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monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

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is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

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reviews our critical accounting policies and estimates; and

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reviews the audit committee charter and the committee’s performance at least annually.

The members of the audit committee are Messrs. Cowen, Green and Wert, with Mr. Wert serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that all of the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that Mr. Wert qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.
Compensation Committee
Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Among other matters, the compensation committee:
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reviews and recommends corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

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evaluates the performance of these officers in light of those goals and objectives and recommends to our board of directors the compensation of these officers based on such evaluations;

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recommends to our board of directors the issuance of stock options and other awards under our stock plans; and

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reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Messrs. Cowen and Wert, with Mr. Cowen serving as the chair of the committee. All of the members of our compensation committee are independent under the applicable rules and regulations of Nasdaq, and each are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or Section 162(m).
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The members of our nominating and corporate governance committee are Messrs. Tucci and Wert, with Mr. Wert serving as the chair of the committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence.

During fiscal year 2019:
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our Board held 13 meetings;

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our audit committee held 4 meetings;

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our compensation committee held three meetings; and

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our nomination and corporate governance committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director in fiscal year 2019.
We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be our third annual meeting.
Director Nominations
Our board of directors will consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our board of directors shall follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors will consider educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers on our compensation committee or Board.
Code of Ethics and Audit, Compensation and Nominating and Corporate Governance Committee Charters
We have adopted a Code of Ethics that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. Copies of our code of ethics and our board committee charters are available on our website (www.gtytechnology.com) under Investor Relations — Corporate Governance. The information contained on our website is not a part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website.
Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited consolidated financial statements for the years ended December 31, 2019 and December 31, 2018 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Charles Wert
Randolph Cowen
William Green
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, with respect to the year that ended on December 31, 2019, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities, other than one Form 4 filed late by Michael Duffy, due to administrative error.
Procedures for Contacting Directors
Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Chairman, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We review all messages received, and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to our Board.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The named executive officers for the year ended December 31, 2019 were:
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Stephen J. Rohleder, Former Chairman, Chief Executive Officer and President,

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John J. Curran, Chief Financial Officer, and

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Andrew Kopans, Former Executive Vice President and General Counsel.

Summary Compensation Table
The table below summarizes the compensation paid for the services rendered to the Company, in all capacities, by its named executive officers for the years ended December 31, 2019.
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)		All Other Compensation ($)(3)		Total ($)
Stephen J. Rohleder(4) Former Chairman, Chief Executive Officer and President	2019 2018	$ $	432,692 —	$ $	— —	$ $	5,754,000 —	$ $	15,841 —	$ $	6,202,533 —
John J. Curran(5) Chief Financial Officer	2019		$170,833		$166,667		$841,202		$—		$1,178,702
Andrew Kopans(5) Former Executive Vice President and General Counsel	2019		$133,333		$50,000		$535,000		$—		$718,333

(1)
The amounts reported in this column for Mr. Curran and Mr. Kopans relate to discretionary bonus payments for 2019 in the form of 27,778 restricted stock units and 8,333 restricted stock units, respectively, granted on January 8, 2020 and vesting in full on December 31, 2020, generally subject to the executive’s continued employment through such date. Mr. Rohleder did not receive an annual cash incentive payout with respect to 2019.

(2)
The amounts reported in this column for 2019 for each named executive officer reflect the grant date fair value of performance-based restricted stock unit awards (Mr. Rohleder) and time-vesting restricted stock unit awards (Messrs. Curran and Kopans) granted during 2019 and calculated in accordance with FASB ASC Topic 718. See Note 7, “Share-Based Compensation,” to the consolidated financial statements included in our 2019 Annual Report on Form 10-K for the assumptions made in determining these values. The maximum aggregate value of the performance-based restricted stock unit awards granted to Mr. Rohleder in 2019 is $6,039,303.

(3)
The amount reflected in this column for Mr. Rohleder relate to reimbursements paid by the Company with respect to his participation in a private medical insurance plan.

(4)
Mr. Rohleder commenced service as Chief Executive Officer on May 7, 2019 and resigned from his positions as Chairman, Chief Executive Officer and President, effective March 30, 2020.

(5)
Mr. Curran commenced employment with the Company on July 29, 2019.

(6)
Mr. Kopans commenced employment with the Company on September 3, 2019 and ceased to be employed with the Company, effective March 30, 2020.

Base Salary
None of the Company’s executive officers or directors received any cash compensation for services rendered to us prior to the business combination.
Effective as of the closing of the business combination, the Board approved an annual base salary of $500,000 for Mr. Rohleder. In connection with entering into their employment agreements, the Board approved an annual base salary of $400,000 for each of Mr. Curran and Mr. Kopans. The compensation committee reviews the named executive officers’ base salaries annually. The compensation committee did not increase any named executive officer’s base salary for 2020.
Employment Arrangements with Named Executive Officers
The Company has entered into letter agreements with each of the named executive officers, as summarized below.
Letter Agreement with Stephen Rohleder
Following the business combination, on May 7, 2019, the Company entered into a letter agreement (the “Offer Letter”) with Mr. Rohleder, the Company’s Chief Executive Officer. Pursuant to the Offer Letter, Mr. Rohleder served as Chief Executive Officer for an annual base salary of $500,000 (as noted above) and was eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals. The Offer Letter also provided that Mr. Rohleder would receive certain equity awards in 2019 under the 2019 Plan, as described below under “Equity-Based Compensation Arrangements — Stephen Rohleder.”
In connection with the commencement of his employment, Mr. Rohleder entered into a “fair competition” agreement with the Company, which included, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
Mr. Rohleder resigned from employment with the Company on March 30, 2020.
Letter Agreement with John J. Curran
On July 29, 2019, the Company entered into a letter agreement (the “Offer Letter”) with Mr. Curran, the Company’s Chief Financial Officer. Pursuant to the Offer Letter, Mr. Curran is serving as Chief Financial Officer for an annual base salary of $400,000 (as noted above) and is eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals. The Offer Letter also provided that Mr. Curran would receive an equity award in 2019 under the 2019 Plan, as described below under “Equity-Based Compensation — John J. Currans,” and that he would receive an equity award in 2020 with a value of $4,000,000, consisting 25% of time-vesting restricted stock units, vesting in equal annual installments on each of the first four anniversaries of the grant date (subject to continued employment), and 75% of performance-based restricted stock units, vesting based on the achievement of performance criteria specified by the compensation committee.
In connection with the commencement of his employment, Mr. Curran entered into a “fair competition” agreement with the Company, which included, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
Letter Agreement with Andrew Kopans
On August 13, 2019, the Company entered into a letter agreement (the “Offer Letter”) with Mr. Kopans, the Company’s Executive Vice President and General Counsel, effective September 3, 2019. Pursuant to the Offer Letter, Mr. Kopans served as Executive Vice President and General Counsel for an annual base salary of $400,000 (as noted above) and was eligible to receive an annual cash bonus equal to $150,000, subject to the achievement of individual and Company performance goals. The Offer Letter also provided that Mr. Kopans would receive an equity award in 2019 under the 2019 Plan, as described below under “Equity-Based Compensation — Andrew Kopans,” and that he would receive the following additional equity awards, subject to his continued employment with the Company: (i) in 2020, an award of 66,667 time-vesting restricted stock units, vesting in equal installments on the first two anniversaries of the grant date, and (ii) in 2020, 2021, and 2022, time-vesting restricted stock units with a value of $500,000 per year, consisting one-third of time-vesting restricted stock units, vesting in equal installments on each of the first two anniversaries of the grant date (subject to continued employment), and two-thirds of performance-based restricted stock units, vesting based on the achievement of performance criteria specified by the compensation committee.
In connection with the commencement of his employment, Mr. Kopans entered into a “fair competition” agreement with the Company, which included, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
As noted above, Mr. Kopans ceased to be employed with the Company on March 30, 2020.
Annual Incentives
Mr. Rohleder was eligible to receive an annual cash bonus for 2019 with a target equal to 100% of his annual base salary, subject to the achievement of the certain revenue and cash flow goals, as summarized below:
GAAP Revenue (70%)
Achievement Level	Performance Goal	Payout Level
Threshold	90% of Target	20%
Target	$76 million	100%
Maximum	120% of Target	200%
Cash Flow (30%)
Achievement Level	Performance Goal	Payout Level
Threshold	($5 million)	(Below ($10 million)): 20%
Target	$0	(($10 million) to $5 million): 100%
Maximum	≥$5 million	($5 million or greater): 150%
For performance between “Threshold Payout” and “Target Payout” or between “Target Payout” and “Maximum Payout,” the amount of the annual bonus attributable to the performance goal would be determined based on linear interpolation between the applicable payout levels. Mr. Rohleder was required to be employed by the Company on the day that the annual cash bonus (if any) for a calendar year would be paid in order to earn and receive such annual cash bonus. For 2019, the Company did not achieve the “Threshold Payout” level, and as such, Mr. Rohleder did not receive a payment with respect to his 2019 annual cash bonus.
Mr. Curran and Mr. Kopans each received discretionary annual bonuses for their satisfactory service during 2019 following their start dates of July 29, 2019 and September 3, 2019, respectively. The compensation committee awarded bonus amounts equal to $166,667 and $50,000 for Mr. Curran and Mr. Kopans, respectively. In lieu of cash payments, the compensation committee elected to provide a payout to Mr. Curran and Mr. Kopans in the form of 27,778 and 8,333 time-vesting restricted stock units, respectively, which were granted on January 8, 2020 and vest in full on December 31, 2020, generally subject to each executive’s continued employment.
Equity-Based Compensation Arrangements
In connection with the closing of the business combination, the Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”). The 2019 Plan is intended to encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives, to give participants an incentive for excellence in individual performance, to promote teamwork among participants, and to give the

Company a significant advantage in attracting and retaining key employees, directors and consultants. The Company may grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, other stock-based awards, and cash-based awards under the 2019 Plan. As noted below under the heading “Proposal Three — Approval of the GTY Technology Holdings, Inc. Amended and Restated 2019 Omnibus Incentive Plan,” we are asking shareholders to approve an amendment and restatement of the 2019 Plan at the Annual Meeting.
In 2019, the Company issued equity awards pursuant to the 2019 Plan to certain of its named executive officers, as summarized below.
Stephen Rohleder
On May 17, 2019, Mr. Rohleder received an award of 550,000 performance-based restricted stock units (the “Initial Equity Award”) under the 2019 Plan. Subject to Mr. Rohleder’s continued employment (except as expressly provided in the Offer Letter), the award agreement with respect thereto provides that the Initial Equity Award will vest on the last day of any 120 trading-day period ending prior to the third anniversary of the grant date if, during such period, the average per share closing price of the Company’s common stock equals or exceeds $20 per share (subject to adjustment for stock splits or similar non-recurring changes in capitalization, if applicable) (the “Stock Price Hurdle”). If, during calendar year 2021, the Russell 2000 Index falls at least 30% from its highest level during calendar year 2021 and as of December 31, 2021, the Russell 2000 Index is at least 20% below its highest level during calendar year 2021, then the Initial Equity Award will remain outstanding and be eligible to vest if the Stock Price Hurdle is achieved prior to the fourth anniversary of the data of grant. In the event of a change in control prior to the vesting or forfeiture of the Initial Equity Award, the Initial Equity Award will vest if and only if the per share price paid in the change in control equals or exceeds $20 per share, but if the per share price paid in a change in control equals or exceeds $18 per share but is less than $20 per share, the Initial Equity Award will be converted into a deferred cash retention award (the “Deferred Cash Award”), the value of which will be determined by multiplying the number of restricted stock units subject to the Initial Equity Award by the per share price paid in the change in control. The Deferred Cash Award will be payable to Mr. Rohleder in a lump sum on the second anniversary of the closing of the change in control if Mr. Rohleder is then employed by the Company or the surviving or acquiring entity, except if Mr. Rohleder’s employment with the Company (or any successor or surviving entity) is terminated without cause or Mr. Rohleder resigns for good reason prior to the second anniversary of the closing date of the change in control, then the Deferred Cash Award will be paid to Mr. Rohleder in a lump sum within 30 days following the date of such termination, subject to Mr. Rohleder executing a release.
On May 17, 2019, Mr. Rohleder received an additional a grant of performance-based restricted stock units, at target (the “Additional Equity Award”) under the 2019 Plan. Pursuant to the Additional Equity Award, 50,000 (at target) or 79,750 (at maximum) shares could be earned based to the extent that the performance goals applicable to such award were met by the end of December 31, 2019, subject to Mr. Rohleder’s continued employment through the date as of which the compensation committee certified the achievement of the performance goals. The Additional Equity Award was subject to achievement of the same GAAP Revenue and Cash Flow performance goals described above under “Annual Incentives” with respect to Mr. Rohleder, with an additional individual performance component, weighted 49% (GAAP Revenue), 21% (Cash Flow), and 30% (individual goals). Following the end of the 2019 fiscal year, the compensation committee determined that the performance targets applicable to Mr. Rohleder’s Additional Equity Award had not been met, and accordingly, Mr. Rohleder did not receive a payout of this award.
John J. Curran
On October 30, 2019, Mr. Curran received an award of 157,233 time-vesting restricted stock units under the 2019 Plan, which will vest in equal installments on each of July 29, 2020 and July 29, 2021, generally subject to Mr. Curran’s continued employment with the Company through each vesting date.
Andrew Kopans
On October 30, 2019, Mr. Kopans received an award of 100,000 time-vesting restricted stock units under the 2019 Plan, which were subject to vesting in equal installments on each of September 3, 2020 and September 3, 2021, generally subject to Mr. Curran’s continued employment with the Company through each vesting date.

Outstanding Equity Awards at 2019 Year-End
The table below shows outstanding equity awards held by each named executive officer as of December 31, 2019.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units, or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Stephen Rohleder Former Chairman, Chief Executive Officer and President	—	—	—	—	—	—	—	550,000(2)	3,239,500
								50,000(3)	294,500
John J. Curran Chief Financial Officer	—	—	—	—	—	157,233(4)	926,102	—	—
Andrew Kopans Former Executive Vice President and General Counsel	—	—	—	—	—	100,000(5)	589,000	—	—

(1)
The market value of unvested restricted stock units and performance-based restricted stock units held by each named executive officer, multiplied by the closing price of a share of the Company’s common stock as reported on the NASDAQ Global Market of $5.89 per share on December 31, 2019.

(2)
Represents unearned performance-based restricted stock units, which will vest if the average closing price per share of the Company’s stock over any 120-day period prior to May 17, 2022 (and under certain circumstances described above, May 17, 2023) equals or exceeds $20.00 per share (the “Stock Price Hurdle”), subject to certain adjustments.

(3)
Represents unearned performance-based restricted stock units, which are subject to vesting based on (i) achievement of the GAAP Revenue, Cash Flow, and individual performance goals described above under “Equity-Based Compensation Arrangements and (ii) continued employment through the date as of which the compensation committee certifies achievement of such performance goals.

(4)
Restricted stock unit award vesting in two equal annual installments beginning on July 29, 2020.

(5)
Restricted stock unit award vesting in two equal annual installments beginning on September 3, 2020.

Other Compensation
The Company maintains a medical plan in which executive officers are eligible to participate. In the future, the Company may adopt other health and welfare plans or a retirement plan.
Potential Payments Upon Termination or Change in Control
Certain of the named executive officers are eligible for severance payments and benefits in accordance with the term of their offer letters, as described below.
Stephen Rohleder
Pursuant to the Offer Letter, in the event that Mr. Rohleder’s employment was terminated by the Company without “cause” or Mr. Rohleder resigned for “good reason” (as such terms are defined in the Offer Letter), Mr. Rohleder was entitled to receive (i) an amount equal to the sum of his annual salary plus target cash bonus, payable in equal installments over the 12 months after the termination date, (ii) reimbursement for COBRA continuation payments until the earlier of one year from the termination date and the date of Mr. Rohleder’s eligibility for another employer’s health plan, and (iii) vesting of a pro-rated portion of any then-unvested Additional Equity Award (as defined above), based on the number of days he was employed by the Company from the date of grant of the applicable Additional Equity Award through the termination date (“Pro-Rata Additional Equity Award Vesting”). If Mr. Rohleder’s termination “without cause” or resignation for “good reason” had occurred within one year of a change in control of the Company, Mr. Rohleder was instead entitled to receive (i) an amount equal to twice the sum of his annual salary plus target cash bonus, in a lump sum, (ii) reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Rohleder’s eligibility for another employer’s health plan and (iii) the Pro-Rata Additional Equity Award Vesting. In addition, if Mr. Rohleder’s employment had terminated due to death or disability, he (or his legal representatives, as applicable) would have received the Pro-Rata Additional Equity Award Vesting and the Initial Equity Award (as defined above) would have remained outstanding and eligible to vest subject to the achievement of the stock price target, and if achieved, Mr. Rohleder (or his legal representatives, as applicable) would have received a prorated portion of the Initial Equity Award based on the number of days he was employed by the Company from the date of grant through the termination date.
As noted above, Mr. Rohleder resigned from employment with the Company on March 30, 2020.
John J. Curran
Pursuant to the Offer Letter, in the event that Mr. Curran’s employment is terminated by the Company without “cause” or Mr. Curran resigns for “good reason” (as such terms are defined in the Offer Letter), Mr. Curran is entitled to receive (i) an amount equal to 50% of his annual salary plus 50% of his then-current target cash bonus, payable in equal installments over the six months after the termination date, and (ii) reimbursement for COBRA continuation payments until the earlier of six months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan. If Mr. Curran’s termination “without cause” or resignation for “good reason” occurs within two years of a change in control of the Company, Mr. Curran would instead be entitled to receive (i) an amount equal to the sum of his annual salary plus target cash bonus, paid in substantially equal monthly installments over a twelve-month period, (ii) reimbursement for COBRA continuation payments until the earlier of 12 months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan and (iii) full vesting of any then-unvested equity awards. Mr. Curran must execute and not revoke a release of claims as a condition to receiving severance benefits.
Andrew Kopans
Pursuant to the Offer Letter, in the event that Mr. Kopans’s employment was terminated by the Company without “cause” or Mr. Curran resigned for “good reason” (as such terms are defined in the Offer Letter), Mr. Kopans was entitled to receive (i) an amount equal to 75% of his annual salary plus a prorated payment of his then-current target cash bonus, payable in equal installments over the course of the nine months after his termination date, and (ii) reimbursement for COBRA continuation payments until the earlier of nine months from the termination date and the date of Mr. Kopans’s eligibility for another employer’s health plan. If Mr. Kopans’s termination “without cause” or resignation for “good reason” had occurred within two years of a change in control of the Company, Mr. Kopans would instead have been entitled to receive (i) an amount equal to two times the sum of his annual salary plus target cash bonus, paid in either a lump sum or in substantially equal monthly installments over a 24 month period, depending on the nature of the change in control, (ii) reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Kopans’s eligibility for another employer’s health plan and (iii) full vesting of any then-unvested equity awards. Mr. Kopans was required to execute and not revoke a release of claims as a condition to receiving severance benefits.
As noted above, Mr. Kopans ceased to be employed with the Company on March 30, 2020.
Treatment of Equity Awards
Pursuant to the terms of the 2019 Plan and award agreements evidencing the equity awards, Mr. Rohleder, Mr. Curran and Mr. Kopans would also receive (or would have received) certain benefits upon a change in control, as described above.

Director Compensation
The Company maintains a director compensation program. With respect to 2019, each non-employee director who was not an employee of the Company or a subsidiary received, for their services on our Board, an annual cash retainer equal to $40,000 (prorated for the time served in 2019 following the business combination). Starting in 2020, our non-employee directors will also receive awards of restricted stock units with a value of $130,000 on the date of grant. Directors are ineligible for meeting fees or other special fees or awards.
The table below summarizes the compensation paid to each director for service on the Board for the year ended December 31, 2019:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	All Other Compensation ($)(2)	Total ($)
Harry L. You(3)	—	—	346,154	346,154
Randolph Cowen	34,632	—	—	34,632
Paul Dacier(4)	—	—	—	—
William D. Green(3)	—	—	—	—
Joseph M. Tucci(3)	—	—	—	—
Charles Wert	34,632	—	—	34,632

(1)
Amounts in this column reflect prorated fees earned with respect to the fiscal year ending December 31, 2019.

(2)
The amount shown in this column for Mr. You represents the annual base salary he received for his service as the Company’s President and Chief Financial Officer for a portion of 2019. Mr. You became Vice Chairman of the Board as of August 31, 2019.

(3)
Messrs. Green, Tucci and You did not receive compensation for their service as directors during 2019 in light of their roles as Founders.

(4)
Mr. Dacier resigned as a director effective October 16, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at April 27, 2020 with respect to our common stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•
each of our named executive officers and directors that beneficially own common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Name and Address of Beneficial Owner(1) Directors and Named Executive Officers	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
TJ Parass	—	*
John Curran	—	*
David Farrell	352,723	1.0
William D. Green(3)	3,050,090	5.4
Joseph M. Tucci(3)	3,050,090	5.4
Harry L. You(3)(4)	3,142,963	5.9
Randolph Cowen	30,000	*
Charles Wert	59,701	*
All executive officers and directors as a group (eight individuals)	9,685,567	17.2
Five Percent Holders
William H. Miller III Living Trust(5)	4,511,199	8.3
Conifer Management, L.L.C.(6)	4,324,130	8.1
UBS O’Connor LLC(7)	3,200,000	5.8
Janus Henderson Group plc(8)	3,111,262	5.8

*
Less than 1%.

(1)
This table is based on 53,592,831 shares of common stock issued and outstanding at April 27, 2020. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)
The interests shown reflect record or beneficial ownership of the shares of common stock underlying private placement warrants.

(3)
Includes 2,731,111 underlying private placement warrants.

(4)
Includes 92,873 shares of common stock owned by Friends of GTY, LLC, of which Mr. You is the Managing Member. Mr. You disclaims beneficial ownership of shares owned by Friends of GTY, LLC except to the extent of his pecuniary interest therein.

(5)
According to a Schedule 13G/A filed with the SEC on February 14, 2020, Miller Value Partners, LLC (“Miller Value Partners”) and the William H. Miller III Living Trust share voting and dispositive power over 2,511,199 shares of common stock, consisting of 1,893,325 shares of common stock and 617,874 shares of common stock underlying warrants. Various accounts managed by Miller Value Partners have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, 1,893,325 shares of common stock and 617,874 shares of common stock underlying warrants. William H. Miller III Living Trust has sole voting and dispositive power over 2,000,000 shares of common stock. The business address of William H. Miller III Living Trust and Miller Value Partners is One South Street, Suite 2550, Baltimore, MD 21202.
(6)
According to a Schedule 13G filed with the SEC on February 14, 2020, Conifer Management, L.L.C. has sole voting and dispositive power over 4,324,130 shares of common stock. The business address of Conifer Management, L.L.C. is 9 West 57th Street, Suite 5000, New York, NY 10019.

(7)
According to a Schedule 13G filed with the SEC on February 13, 2020, UBS O’Connor LLC has sole voting and dispositive power over 3,200,000 shares of common stock, including 1,150,000 shares of common stock underlying warrants. UBS O’Connor serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Fundamental Market Neutral Long/Short Master Limited (“FRLS”). In such capacity, UBS O’Connor exercises voting and investment power over the shares of common stock held for the account of GLEA and FRLS. UBS O’Connor is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. As a result, UBS O’Connor may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares of common stock held for the account of GLEA and FRLS. The business address of UBS O’ Connor is One North Wacker Drive, 32nd Floor, Chicago, IL 60606.

(8)
According to a Schedule 13G filed with the SEC on February 13, 2020, Janus Henderson Group plc (“Janus Henderson”) has an indirect 97% ownership stake in Intech Investment Management LLC (“Intech”) and a 100% ownership stake in Janus Capital Management LLC (“JCM”), Perkins Investment Management LLC (“Perkins”), Geneva Capital Management LLC (“Geneva”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHIAIFML”), (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JCM may be deemed to be the beneficial owner of 3,111,262 shares or 6.0% of the shares outstanding of common stock held by such Managed Portfolios. However, JCM does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. Janus Henderson Venture Fund is an investment company registered under the Investment Company Act of 1940 and is one of the Managed Portfolios to which JCM provides investment advice. The business address of Janus Henderson is 201 Bishopsgate EC2M 3AE, United Kingdom.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Founder Shares
In August 2016, GTY Investors, LLC (the “Sponsor”) purchased 8,625,000 founder shares for $25,000, or $0.003 per share. On each of October 14 and October 26, 2016, GTY Technology Holdings Inc. (Cayman Islands), or GTY Cayman, our predecessor, effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 founder shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 founder shares to each of GTY’s independent director nominees at the same per-share purchase price paid by the Sponsor. Immediately prior to the closing of the business combination, GTY Cayman entered into subscription agreements, dated as of various dates from January 9, 2019 through February 12, 2019, with certain institutional and accredited investors, pursuant to which the Sponsor surrendered 231,179 founder shares to GTY Cayman for cancellation at no cost to GTY Cayman. In addition, pursuant to a subscription agreement with an institutional investor entered into in connection with the business combination, on May 24, 2019, the Sponsor forfeited 9,465 shares of common stock to the Company for cancellation. The foregoing transfers of founder shares were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to the so-called 4(a)(1)-1∕2 exemption. In accordance with GTY Cayman’s second amended and restated memorandum and articles of association, immediately prior to the consummation of the business combination, each founder share was converted, on a one-for-one basis, into a Class A ordinary share, following which each Class A ordinary share was then cancelled and exchanged for one share of the Company’s common stock.
The Sponsor and our officers and directors have agreed not to transfer, assign or sell any of the founder shares held by them (except to certain permitted transferees) until the earlier to occur of (i) one year after the completion of the business combination, or earlier if, subsequent to the closing date of the business combination (the “Closing Date”), the closing price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing 150 days after the Closing Date and (ii) the date following the Closing Date on which the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.
Private Placement Warrants
Concurrently with the closing of GTY Cayman’s initial public offering, the Sponsor purchased an aggregate of 8,693,334 warrants at a price of $1.50 per whole warrant in a private placement (the “private placement warrants”). In connection with the closing of the business combination, the Company assumed all of the outstanding warrants of GTY Cayman, including the private placement warrants. As a result, each outstanding warrant of GTY Cayman became exercisable for shares of the Company’s common stock on the same terms as were contained in such warrants prior to the closing.
Registration Rights
The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to the registration rights agreement entered into with GTY Cayman in connection with its initial public offering. These holders are also entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Convertible Note
On August 8, 2018, GTY Cayman issued the Convertible Note to the Sponsor, pursuant to which GTY Cayman was able to borrow up to $1 million from the Sponsor from time to time. The Convertible Note does not bear interest. The Sponsor has the option to convert any amounts outstanding under the Convertible Note, up to $1.0 million in the aggregate, into warrants at a conversion price of $1.50 per warrant. The terms of such warrants will be identical to the private placement warrants. During the period ended March 31, 2019, GTY drew down $0.4 million on the Convertible Note, resulting in $1.0 million principal amount outstanding. The $1.0 million principal amount was offset against amounts due from the Sponsor (see “Agreements and Arrangements with Certain Institutional Investors”) and, as of December 31, 2019, there was no amount outstanding under the Convertible Notes.
Agreements and Arrangements with Certain Institutional Investors
On February 13, 2019, GTY Cayman, the Sponsor, William D. Green, Joseph M. Tucci and Harry L. You (Messrs. Green, Tucci and You, collectively, the “Founders”) entered into agreements and arrangements with certain institutional investors pursuant to which a total of 1,500,000 Class A Ordinary Shares of GTY Cayman were not redeemed in connection with the business combination. An aggregate of 500,000 of such shares were subject to a lock-up pursuant to which such shares may not be transferred until the 91st day following Closing without the consent of the Company and the Founders, and the holder of such shares is entitled to put such shares to the Sponsor and the Founders following the lock-up period for a purchase price equal to $10.29 (the “redemption price”), the price at which GTY Cayman redeemed its Class A Ordinary Shares in connection with the business combination, payment of which purchase price is guaranteed by the Company, and to receive from the Company a cash payment, if and to the extent necessary, but not to exceed $250,000, in order to provide such shareholder with at least a 5% return on such shares above the redemption price. With respect to 1,000,000 of such shares, GTY Cayman engaged a broker-dealer to facilitate the purchase of such shares by an institutional investor prior to the closing of the business combination for $9.90 per share and agreed to pay such broker-dealer an amount in cash equal to the difference between the redemption price and $9.90. In addition, the Sponsor and the Founders entered into agreements prior to the closing of the business combination pursuant to which they are obligated to reimburse the holders of 1,942,953 Class A Ordinary Shares that were not redeemed in connection with the business combination for losses that may be incurred upon the sale of such shares within a specified period following the closing of the business combination, up to an agreed-upon limit, and the Company has agreed to guarantee such reimbursement obligations. Following the closing of the business combination, the Company paid $4.0 million for losses incurred upon the sale of such shares and in turn the Company reduced its liability under the Convertible Note by $1.0 million, resulting in a $3.0 million loss on the sale of such shares. The Company recorded this $3.0 million loss as a component of acquisition expenses during the 2019 Successor Period. As of the date hereof, such shares are no longer guaranteed by the Founders or the Company.
Policies and Procedures for Related Person Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.
A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;

•
any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of our voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit Committee Charter, the Audit Committee has responsibility to review related party transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees for professional services provided by our independent registered public accounting firm, WithumSmith+Brown, PC, since the start of the year ended December 30, 2019 include:
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Audit Fees(1)	$602,900	$1,102,000
Audit-Related Fees(2)	139,548	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$742,448	$1,102,000

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees. All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures
Our audit committee has approved all of the foregoing services. The audit committee is responsible for appointing, setting compensation and overseeing the work of the registered independent public accounting firm. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the registered independent public accounting firm as provided under the audit committee charter.

PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS
PROPOSAL ONE — ELECTION OF CLASS II DIRECTORS
Our restated articles of organization provide for a Board classified into three classes, whose terms of office expire in successive years. Our Board now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Harry L. You, William D. Green and Joseph Tucci are nominated for election at this Annual Meeting as Class II directors for a three-year term, each to serve on our Board in accordance with the restated articles of organization until the 2023 annual meeting of the Company or until his successor is chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of each of the nominees unless a nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of the Class II director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
Required Vote
The election of each director will be approved if the number of votes properly cast for such director exceed the number of votes properly cast against. Abstentions, broker non-votes and withheld votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Recommendation
Our Board recommends a vote “FOR” the election to our Board of each of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the shareholders to ratify our audit committee’s appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.
WithumSmith+Brown, PC has audited our financial statements for the period from August 11, 2016 (inception) through December 31, 2019. A representative of WithumSmith+Brown, PC is expected to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders. For a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered in fiscal year 2019, please see “Principal Accountant Fees and Services.” Our audit committee has approved all such services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.
Required Vote
Approval of the proposal to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (virtually or by proxy), vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL THREE — APPROVAL OF THE GTY TECHNOLOGY HOLDINGS, INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN
We are asking shareholders to approve the GTY Technology Holdings, Inc. Amended and Restated 2019 Omnibus Incentive Plan, which is an amendment and restatement of the GTY Technology Holdings, Inc. 2019 Omnibus Incentive Plan (prior to such amendment and restatement, the “2019 Plan,” and following such amendment and restatement, the “Amended Plan”). The 2019 Plan was originally approved by our shareholders on February 14, 2019. Our Board approved the Amended Plan on April 27, 2020, subject to shareholder approval at the Annual Meeting.
Key Aspects of the Amended Plan
Share Reserve Increase.   The 2019 Plan provides a range of incentive tools and sufficient flexibility to permit the compensation committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s shareholders authorize for incentive purposes. The Board has determined that increasing the shares of common stock reserved for issuance under the 2019 Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved the Amended Plan, which increases by 2,250,000 the number of shares of common stock that may be issued pursuant to awards thereunder, subject to approval by our shareholders at the Annual Meeting. On April 24, 2020, the closing price of a share of our common stock reported on Nasdaq was $3.96.
No Repricing of Options or Stock Appreciation Rights.   The Amended Plan prohibits the repricing of options and stock appreciation rights and cash buyouts of underwater options and stock appreciation rights without shareholder approval.
No Dividends or Dividend Equivalents Paid on Unvested Awards.   To the extent that any award under the Amended Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.
Description of the Amended Plan
The following is a summary of the material features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Amended Plan attached as Annex A to this proxy statement.
Purpose; Types of Awards.   The purpose of the Amended Plan is (i) to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) to give its participants an incentive for excellence in individual performance; (iii) to promote teamwork among its participants; and (iv) to give us a significant advantage in attracting and retaining key employees, directors, and consultants.
To accomplish this purpose, the Amended Plan permits the granting of awards in the form of incentive stock options within the meaning of Section 422 of the Code, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards.
Shares Subject to the Amended Plan.   The Company has reserved 7,550,000 shares of common stock for issuance under the Amended Plan, which includes (i) 5,300,000 shares originally reserved under the 2019 Plan and (ii) an additional 2,250,000 shares added pursuant to the Amended Plan. The number of shares of common stock issued or reserved pursuant to the Amended Plan will be adjusted by the plan administrator, as it deems appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in the common stock. The Amended Plan limits compensation paid to each non-employee director, including cash fees and incentive equity awards (based on their grant-date fair value), to a maximum of $450,000 per fiscal year in respect of their service as non-employee directors. No more than 7,550,000 shares of common stock may be issued under the Amended Plan pursuant to options that are intended to be incentive stock options.
If an award granted under the Amended Plan is forfeited, canceled, settled, or otherwise terminated, the shares of the Company’s common stock underlying that award will again become available for issuance under the Amended Plan. However, none of the following shares of common stock will be available for issuance again under the Amended Plan: (i) shares withheld to pay withholding taxes, (ii) shares used to pay the exercise price of an option or SAR, (iii) shares subject to any exercised stock-settled SARs, or (iv) shares repurchased on the open market using exercise price proceeds. Any substitute awards shall not reduce the shares authorized for grant under the Amended Plan.
Administration of the Amended Plan.   The Amended Plan will be administered by the plan administrator, which will be comprised of the Board or a committee thereof designated by the Board. The plan administrator has the power to determine the terms of the awards granted under the Amended Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Amended Plan.
Participation.   Participation in the Amended Plan will be open to employees, non-employee directors and consultants of the Company or its affiliates, who have been selected as eligible recipients under the Amended Plan by the plan administrator. Awards of incentive stock options, however, shall be limited to employees of the Company or certain of its affiliates. As of April 27, 2020, approximately 356 employees and five non-employee directors would potentially be eligible to receive awards under the Amended Plan.
Types of Awards.   The types of awards that may be made under the Amended Plan are described below. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the plan administrator, subject to certain limitations provided in the Amended Plan.
Performance-Based Awards.   We may grant awards, the vesting of which is conditioned on satisfaction of certain performance criteria. Such performance-based awards may include performance-based restricted shares, restricted stock units or any other types of awards authorized under the Amended Plan.
Performance Goals.   If the plan administrator determines that the vesting of an award granted to a participant will be subject to the attainment of one or more performance goals, such performance goals may be based on any one or more of the following (or such other performance criteria as the plan administrator may determine): earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; scrap rates; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of the Company’s common stock; expense/cost control; working capital; volume/production; new products; customer satisfaction; brand development; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; days inventory outstanding; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.
Restricted Stock.   A restricted stock award is an award of shares of common stock that vest in accordance with the terms and conditions established by the plan administrator and set forth in the applicable award agreement. The plan administrator will determine and set forth in the award agreement whether the participant will be entitled to vote the shares of restricted stock and/or receive dividends on such shares.
Restricted Stock Units.   A restricted stock unit is a right to receive shares of common stock (or their cash equivalent) at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted shares of common stock (or their cash equivalent).
Non-Qualified Stock Options.   A non-qualified stock option entitles the recipient to purchase shares of the Company’s common stock at a fixed exercise price, which purchase may be conditioned on vesting in accordance with terms and conditions established by the plan administrator and set forth in an applicable award agreement. The exercise price per share will be determined by the plan administrator, but such price will not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. Fair market value will generally be the closing price of a share of the Company’s common stock on Nasdaq on the date of grant. Non-qualified stock options under the Amended Plan generally must be exercised within ten years from the date of grant. A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.
Incentive Stock Option.   An incentive stock option is a stock option that entitles the recipient to purchase shares of the Company’s common stock at a fixed exercise price and further meets the requirements of Section 422 of the Code. The recipient’s purchase of shares under an incentive stock option may be conditioned on vesting in accordance with terms and conditions established by the plan administrator and set forth in an applicable award agreement. Incentive stock options may be granted only to employees of the Company and certain of its affiliates. The exercise price per share of an incentive stock option must not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant, and the aggregate fair market value of shares underlying incentive stock options that are exercisable for the first time by a participant during any calendar year (based on the applicable exercise price) may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.
Stock Appreciation Rights.   A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company’s common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of the Company’s common stock on the grant date), multiplied by the number of shares of common stock subject to the SAR (as determined by the plan administrator).
Other Stock-Based Awards.   We may grant or sell to any participant unrestricted common stock, dividend equivalent rights and/or other awards denominated in or valued by reference to our common stock under the Amended Plan. A dividend equivalent is a right to receive payments, based on dividends with respect to shares of the Company’s common stock.
Other Cash-Based Awards.   We may grant cash awards under the Amended Plan, including cash awards as a bonus or based upon the attainment of certain performance goals.
Equitable Adjustments.   In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split or reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of shares of shares of the Company’s common stock reserved for issuance or with respect to which awards may be granted under the Amended Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of shares of the Company’s common stock covered by outstanding awards made under the Amended Plan, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.
Change in Control.   In the event of any change in control (as defined in the Amended Plan), the plan administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the Amended Plan and to protect the participants who hold outstanding awards under the Amended Plan, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any award, provided, however, that any such substitution shall occur in accordance with the requirements of Section 409A of the Code; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the plan administrator determines that the award cannot reasonably become vested pursuant to its terms, such award shall terminate and be canceled without consideration.
Amendment and Termination.   The plan administrator may alter, amend, modify, or terminate the Amended Plan at any time, provided that the approval of our shareholders will be sought for any amendment to the Amended Plan that requires shareholder approval under the rules of the stock exchange(s) on which the Company’s common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of shares of the Company’s common stock reserved for issuance, a reduction in the exercise price of options or other entitlements, an extension of the maximum term of any award, or an amendment that grants the plan administrator additional powers to amend the Amended Plan. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the Amended Plan, unless the plan administrator expressly reserved the right to do so at the time of the award.
U.S. Federal Income Tax Consequences
The following discussion of certain relevant United States federal income tax effects applicable to certain awards granted under the Amended Plan is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the Amended Plan, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the Amended Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the Amended Plan.
Non-Qualified Stock Options.   An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant or vesting of a non-qualified stock option. Rather, at the time of exercise of the non-qualified stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in each case, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares acquired upon the exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.
Incentive Stock Options.   An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant or vesting of an incentive stock option (within the meaning of Section 422 of the Code) and the Company will not be entitled to a deduction at those times. If the incentive stock option is exercised during employment or within 90 days following the termination thereof (or within one year following termination, in the case of a termination of employment due to death or disability, as such term is defined in the Amended Plan), the optionee will not recognize any income and the Company will not be entitled to a deduction at the time of exercise. The excess of the fair market value of the shares on the exercise date over the exercise price, however, is includible in computing the optionee’s alternative minimum taxable income.
Generally, if an optionee disposes of shares acquired by exercising an incentive stock option either within two years after the date of grant or one year after the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the sale price, if lower) over the exercise price. The balance of any gain or loss will generally be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.
SARs.   A participant subject to United States federal income tax who is granted a SAR will not recognize ordinary income for United States federal income tax purposes upon receipt or vesting of the SAR. At the time of exercise, however, the participant will recognize ordinary income equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company will not be entitled to a deduction upon the grant or vesting of a SAR, but generally will be entitled to a deduction for the amount of income the participant recognizes upon the participant’s exercise of the SAR. The participant’s tax basis in any shares received will be the fair market value on the date of exercise and, if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock.   Except as described in the following paragraph, a participant subject to United States federal income tax generally will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income for United States federal income tax purposes in an amount equal to the fair market value of the shares at the time the restricted stock vests. The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal his or her fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).
Under Section 83(b) of the Code, a participant may elect instead to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are unvested at that time. If such an election is made, no additional taxable income will be recognized by such participant at the time of vesting, the participant will have a tax basis in the restricted shares equal to their fair market value on the date of grant of the award, and the participant’s holding period for capital gains purposes will begin on such date of grant. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Restricted Stock Units.   A participant subject to United States federal income tax who is granted a restricted stock unit will not recognize ordinary income for United States federal income tax purposes upon the receipt of the restricted stock unit, but rather will recognize ordinary income in an amount equal to the fair market value of the shares (or value of the cash paid) at the time of payment, and the Company will have a corresponding deduction at that time.
Other Stock-Based and Other Cash-Based Awards.   In the case of other stock-based and other cash-based awards, depending on the form of the award, a participant subject to United States federal income tax will generally not be taxed upon the grant of such an award, but, rather, will generally recognize ordinary income for United States federal income tax purposes when such an award vests or otherwise is free of restrictions. In any event, the Company will be entitled to a deduction at the time when, and in the amount that, a participant recognizes ordinary income.
New Plan Benefits
Awards under the Amended Plan will be made at the discretion of the plan administrator. There are no awards currently pending or contemplated under the Amended Plan and it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Amended Plan at this time.
Required Vote
Approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan requires the affirmative vote for the proposal by the holders of a majority of the then issued and outstanding shares of common stock who, being present and entitled to vote at the Annual Meeting (electronically or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.
Recommendation
Our Board recommends a vote “FOR” the approval of the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.

Equity Compensation Plan Information
This table sets forth certain information, as of December 31, 2019, concerning the shares of the Company’s common stock authorized for issuance under the 2019 Plan.
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted- average exercise price of outstanding options, warrants and rights (b) ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders(2)	3,552,883	$2.14	1,536,879(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	3,552,883	$2.14	1,536,879

(1)
Reflects the weighted average exercise price of outstanding stock options. Outstanding restricted stock units are not included, as such awards do not have an exercise price.

(2)
Includes 274,559 outstanding stock options and 3,278,324 restricted stock units under the 2019 Plan.

(3)
Includes shares remaining available for issuance under the 2019 Plan.

(4)
There are no equity compensation plans in place that were not approved by our shareholders.

OTHER MATTERS
Submission of Shareholder Proposals for the 2021 Annual Meeting
Shareholder proposals for inclusion in our proxy materials relating to the 2021 annual meeting of our shareholders must be received by us at our executive offices no later than December 30, 2020 or, if the date of that meeting is more than 30 calendar days before or after June 23, 2021, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our by-laws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our board of directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of a regularly scheduled annual meeting, written notice must be delivered or mailed to and received at our principal executive offices (i) not less than 95 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company or (ii) if the annual meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Assuming the meeting is held on June 23, 2021, such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than March 20, 2021 and no earlier than February 18, 2021`.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, to inform us of his or her request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public on the internet at a website maintained by the SEC located at http://www.sec.gov.
Our website address is www.gtytechnology.com.   Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our proxy statements for our annual and special shareholder meetings; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5 and Schedules 13D; and amendments to those documents. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this proxy statement.

Any requests for copies of information, reports or other filings with the SEC should be directed to Harry L. You, the Company’s Vice Chairman, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
You may obtain additional copies of this proxy statement, at no cost, at www.proxyvote.com or by making a request in writing (which must include your assigned control number) to:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
In order to receive timely delivery of the documents in advance of the annual meeting, any written request must be received by June 19, 2020.

ANNEX A
GTY TECHNOLOGY HOLDINGS, INC. AMENDED AND RESTATED
OMNIBUS INCENTIVE PLAN

GTY TECHNOLOGY HOLDINGS INC.
AMENDED AND RESTATED
2019 OMNIBUS INCENTIVE PLAN
Section 1.   General.
The name of the Plan is the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan (the “Plan”). The Plan intends to: (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give Participants an incentive for excellence in individual performance; (iii) promote teamwork among Participants; and (iv) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing.
Section 2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.
(b)   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c)   “Articles of Incorporation” means the articles of incorporation of the Company, as may be amended and/or restated from time to time.
(d)   “Automatic Exercise Date” means, with respect to a Stock Appreciation Right, the last business day of the applicable term of the Stock Appreciation Right pursuant to Section 8(g).
(e)   “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.
(f)   “Award Agreement” means any agreement, contract or other instrument or document evidencing an Award. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant.
(g)   “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(h)   “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(i)   “Board” means the Board of Directors of the Company.
(j)   “Cause,” with respect to any Participant, shall have the meaning assigned to such term in any Company or Company Affiliate employment, severance, or similar agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause means (i) any conduct, action or behavior by the Participant, whether or not in connection with the Participant’s employment, including, without limitation, the commission of any felony or a lesser crime involving dishonesty, fraud, misappropriation, theft, wrongful taking of property, embezzlement, bribery, forgery, extortion or other crime of moral turpitude, that has or may reasonably be expected to have a material adverse effect on the reputation or business of the Company and its Subsidiaries and Affiliates or which results in gain or personal enrichment of the Participant to the detriment of the

Company and its Subsidiaries and Affiliates; (ii) a governmental authority, including, without limitation, the Environmental Protection Agency or the Food and Drug Administration, has prohibited the Participant from working for or being affiliated with the Company and its Subsidiaries and Affiliates or the business conducted thereby; (iii) the commission of any act by the Participant of gross negligence or malfeasance, or any willful violation of law, in each case, in connection with the Participant’s performance of his or her duties with the Company or a Subsidiary or Affiliate thereof; (iv) performance of the Participant’s duties in an unsatisfactory manner after a written warning and a ten (10) day opportunity to cure or failure to observe material policies generally applicable to employees after a written warning and a ten (10) day opportunity to cure; (v) breach of the Participant’s duty of loyalty to the Company Group; (vi) chronic absenteeism; (vii) substance abuse, illegal drug use or habitual insobriety; or (viii) violation of obligations of confidentiality to any third party in the course of providing services to the Company and its Subsidiaries and Affiliates.
(k)   “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(l)   “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred following the Effective Date:
(i)   any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or
(ii)   the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii)   the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv)   the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by
2

stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(m)   “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(n)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(o)   “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, or any charter establishing the Committee, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(p)   “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(q)   “Company” means GTY Technology Holdings Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).
(r)   “Consultant” means any consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or non-employee Director.
(s)   “Disability,” with respect to any Participant, shall have the meaning assigned to such term in any individual employment, severance or similar agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means that such Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company or an Affiliate thereof.
(t)   “Director” means any individual who is a member of the Board on or after the Effective Date.
(u)   “Effective Date” shall have the meaning set forth in Section 19 of the Plan.
(v)   “Eligible Recipient” means: (i) an Employee; (ii) a non-employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under
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Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a non-employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.
(w)   “Employee” shall mean an employee of the Company or an Affiliate thereof (which, for purposes of Incentive Stock Options, shall mean “parent” or “subsidiary” as described in Treasury Regulation Section 1.421-1(h)), including an Executive Officer or Director who is also an employee.
(x)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(y)   “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(z)   “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.
(aa)   “Fair Market Value” as of a particular date shall mean: (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Shares as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other quotation system for the last preceding date on which there was a sale of such stock ; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner consistent with Code Section 409A.
(bb)   “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(cc)   “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422.
(dd)   “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.
(ee)   “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.
(ff)   “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(gg)   “Other Stock-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(hh)   “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive grants of Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(ii)   “Performance-Based Award” means any Award granted under the Plan that is subject to one or more performance goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same performance goals as the Shares or units underlying the Performance-Based Award.
(jj)   “Performance Goals” means performance goals based on one or more of the following criteria (or such other criteria as the Administrator may determine): (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow;
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(v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) scrap rates; (x) income; (xi) net income; (xii) operating income; (xiii) net operating income; (xiv) operating margin; (xv) earnings; (xvi) earnings per share; (xvii) return on equity; (xviii) return on investment; (xix) return on capital; (xx) return on assets; (xxi) return on net assets; (xxii) total shareholder return; (xxiii) economic profit; (xxiv) market share; (xxv) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxvi) expense or cost control; (xxvii) working capital; (xxviii) volume or production; (xxix) new products; (xxx) customer satisfaction; (xxxi) brand development; (xxxii) employee retention or employee turnover; (xxxiii) employee satisfaction or engagement; (xxxiv) environmental, health or other safety goals; (xxxv) individual performance; (xxxvi) strategic objective milestones; (xxxvii) days inventory outstanding; and (xxxviii) any combination of, or as applicable, a specified increase or decrease in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).
(kk)   “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (ii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(ll)   “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(mm)   “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.
(nn)   “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or performance goal criteria specified in the Award Agreement.
(oo)   “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(pp)   “Retirement” means a termination of a Participant’s employment, other than for Cause and other than by reason of death or Disability, on or after the attainment of age 65.
(qq)   “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(rr)   “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(ss)   “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(tt)   “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the
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Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(uu)   “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
Section 3.   Administration.
(a)   The Plan shall be administered by the Administrator and shall be administered in accordance with, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i)   to select those Eligible Recipients who shall be Participants;
(ii)   to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii)   to determine the number of Shares to be covered by each Award granted hereunder;
(iv)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) the number of Shares subject to each Award and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi)   to determine the Fair Market Value;
(vii)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(viii)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(ix)   to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted under the Plan; and
(x)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
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(c)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4.   Shares Reserved for Issuance Under the Plan.
(a)   Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 7,550,000 shares of Common Stock. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is 7,550,000 shares of Common Stock.
(b)   Notwithstanding the foregoing, compensation paid to a non-employee Director, including cash fees and Awards under the Plan (based on the grant date Fair Market Value of such Awards for financial reporting purposes), shall not exceed $450,000 per fiscal year in respect of his or her service as a Director.
(c)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes, such Shares shall be treated as having been issued under the Plan and shall not again be available for issuance under the Plan, (ii) Shares otherwise issuable or issued in respect of, or as part of, any Award of Options or Stock Appreciation Rights are withheld to cover the Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not again be available for issuance under the Plan, (iii) any Stock-settled Stock Appreciation Rights are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights shall be deemed issued under the Plan and shall not again be available for issuance under the Plan and (iv) Shares are repurchased on the open market using Exercise Price proceeds, such Shares shall not be available for issuance under the Plan.
(d)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(e)   Any Shares that become deliverable to a Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.
Section 5.   Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind and number of securities and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation
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Rights shall occur in accordance with the requirements of Code Section 409A, and (iii) the kind and number of securities and purchase price (if applicable) with respect to outstanding Restricted Shares or Other Stock-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.   Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.
Section 7.   Options.
(a)   General.   The Committee may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Committee may grant Incentive Stock Options, Non-Qualified Stock Options or a combination of both. With respect to all other Participants, the Committee may grant only Non-Qualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b)   Limits on Incentive Stock Options.   If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Code Section 422.
(c)   Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.
(d)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common
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Stock (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision herein, if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.
(e)   Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f)   Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.
(g)   Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.
(h)   Termination of Employment or Service.
(i)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(i) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and
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(B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii)   In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv)   For purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.
(i)   Other Change in Employment Status.   An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.
(j)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
Section 8.   Stock Appreciation Rights.
(a)   General.   Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Awards; Rights as Stockholder.   The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Exercisability.
(i)   Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d)   Payment Upon Exercise.
(i)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(ii)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to
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the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(e)   Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof, has satisfied the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.
(f)   Termination of Employment or Service.
(i)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)   Term.
(i)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
(i)   Automatic Exercise.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 8(i) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(i).
Section 9.   Restricted Shares.
(a)   General.   Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.
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(b)   Awards and Certificates.   The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in Section 9(c) of the Plan, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.
The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c)   Restrictions and Conditions.   The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii)   Except as provided in Section 16 of the Plan or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. Unless otherwise determined by the Administrator in its discretion, Participants will be entitled to vote Restricted Shares. Subject to Section 20, in the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may receive dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iii)   The rights of Participants granted Restricted Shares upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.
Section 10.   Restricted Stock Units.
(a)   General.   Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.
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(b)   Award Agreement.   The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Restrictions and Conditions.   The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii)   Participants holding Restricted Stock Units shall have no voting rights. Subject to Section 20, a Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.
(iii)   The rights of Participants granted Restricted Stock Units upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the Fair Market Value of the Shares that would otherwise be distributed to the Participant.
(e)   Rights as Stockholder.   Except as provided in the Award Agreement in accordance with Section 10(c)(ii), a Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to Restricted Stock Units until the Participant has satisfied all conditions of the Award Agreement and the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.
(f)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.
Section 11.   Other Stock-Based or Cash-Based Awards.
(a)   The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
(b)   The prospective recipient of an Other Stock-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
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(c)   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Stock-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.
Section 12.   Change in Control.
The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per share of Common Stock paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.
Section 13.   Amendment and Termination.
(a)   The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent.
(b)   Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained to increase the aggregate Share limit described in Section 4, (ii) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (iii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.
(c)   Subject to the terms and conditions of the Plan, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d)   Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.
Section 14.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
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Section 15.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or such other greater amount up to the maximum statutory rate under applicable law, as applicable to such Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Administrator (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 16.   Non-United States Employees.
Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
Section 17.   Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will, by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.
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Section 18.   Continued Employment.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.   Effective Date.
The Plan was originally approved by the Company’s stockholders, and became effective, on February 14, 2019 (the “Effective Date”). The Plan, as amended and restated hereby, will become effective as of the date on which the Plan is approved by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date.
Section 20.   Dividends; Dividend Equivalents.
Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.
Section 21.   Delays.
Notwithstanding to the contrary in the Plan or an Award Agreement, the Company shall have the right to suspend or delay any time period prescribed in the Plan or an Award Agreement for any action if the Administrator shall determine that the action may constitute a violation of any law or result in any liability under any law to the Company, an Affiliate or a stockholder in the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.
Section 22.   Code Section 409A.
The intent of the parties is that payments and benefits under the Plan comply with Code Section 409A (or an available exemption therefrom) to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in accordance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will satisfy the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any non-compliance with Code Section 409A.
Section 23.   Compensation Recovery Policy.
The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.
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Section 24.   Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 25.   Plan Document Controls.
The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.
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*** Exercise Your *Right* to Vote ***

GTY TECHNOLOGY HOLDINGS INC.

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 27, 2020
Date: June 23, 2020 **Time:** 10:00 AM EDT
Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/GTYH2020

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BARCODE1 OF 212151234567123456712345671234567123456712345671234567 See the reverse side of this notice to obtainproxy materials and voting instructions.Broadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theShareholder Meeting to Be Held on .You are receiving this communication because you holdshares in the above named company.This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side).We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.Meeting InformationMeeting Type: For holders as of: Date: Time: Location:0000467260_1 R1.0.1.18GTY TECHNOLOGY HOLDINGS INC.GTY TECHNOLOGY HOLDINGS INC.1180 NORTH TOWN CENTER DRIVE, SUITE 100LAS VEGAS, NV 89144Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Annual MeetingApril 27, 2020June 23, 2020June 23, 2020 10:00 AM EDTMeeting live via the Internet - please visitwww.virtualshareholdermeeting.com/GTYH2020

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Internal UseOnlyPlease Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possessionof an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specialrequirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.How To VoteBefore You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:How to View Online:Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line.0000467260_2 R1.0.1.181. Annual Report 2. Notice & Proxy StatementRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before June 09, 2020 to facilitate timely delivery.

BARCODE123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012Broadridge Internal Use OnlyxxxxxxxxxxxxxxxxxxxxCusipJob #Envelope #Sequence ## of # Sequence #Voting items0000467260_3 R1.0.1.18The Board of Directors recommends you vote FOR the following:1. Election of Class II Directors,each for a three-year termNominees1A William D. Green1B Joseph Tucci1C Harry L. YouThe Board of Directors recommends you vote FOR proposals 2 and 3.2 To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company'sindependent registered public accounting firm for the year ending December 31, 2020.3 To approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.NOTE: Such other matters as may properly come before the Annual Meeting or any postponement or adjournmentthereof.

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLEReserved for Broadridge Internal Control InformationBroadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.123450000467260_4 R1.0.1.18

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345→x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARES0 0 00 0 00 0 00 0 00 0 00000467261_1 R1.0.1.18GTY TECHNOLOGY HOLDINGS INC.1180 NORTH TOWN CENTER DRIVE, SUITE 100LAS VEGAS, NV 89144Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 6/22/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GTYH2020You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/22/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORthe following:1. Election of Class II Directors, each for athree-year termNominees For Against Abstain1A William D. Green1B Joseph Tucci1C Harry L. YouThe Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain2 To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company'sindependent registered public accounting firm for the year ending December 31, 2020.3 To approve the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.NOTE: Such other matters as may properly come before the Annual Meeting or any postponement or adjournmentthereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name, by authorized officer.

0000467261_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statementare available at www.proxyvote.com .GTY TECHNOLOGY HOLDINGS INC.2020 Annual Meeting of ShareholdersJune 23, 2020 10:00 a.m., Easter TimeThis proxy is solicited on behalf of the Board of Directors.The undersigned hereby appoints William D. Green and Harry L. You (the "Proxies"), and each of themindependently, with full power of substitution, as proxies to vote all of the shares of common stock of GTYTechnology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote(the "Shares") at the 2020 annual meeting of shareholders of the Company to be held virtually via live webcast atwww.virtualshareholdermeeting.com/GTYH2020, on June 23, 2020 at 10:00 a.m. local time, and at anyadjournment and/or postponements thereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for saidmeeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THEMANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION ISGIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR"PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.Continued and to be marked, dated and signed on reverse side